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                                                                  EXHIBIT (10.1)


                    AMENDMENT NO. 1 TO DISTRIBUTION SUPPORT,
              INCENTIVE COMPENSATION AND APU REDEMPTION AGREEMENT


          THIS AMENDMENT is made as of the 18th day of July, 1995 by Buckeye Management Company, a Delaware corporation (the "General Partner"), Buckeye Partners, L.P., a Delaware limited partnership (the "Partnership") and American Financial Group, Inc., previously known as The Penn Central Corporation ("AFG").

          WHEREAS, the General Partner, the Partnership and AFG previously entered into the Distribution Support, Incentive Compensation and APU Redemption Agreement, dated as of December 15, 1986 (the "Agreement");

          WHEREAS, the Board of Directors of BMC, on behalf of the General Partner, and a special committee of disinterested directors of the Board of Directors of BMC (the "Special Committee"), on behalf of the Partnership, have approved an amendment to the Agreement in accordance with the terms and conditions set forth below;

          WHEREAS, Section 5.8 of the Agreement provides that the Agreement may be amended only after complying with Section 17.4(a) of the Partnership Agreement, which provides that, without the prior approval of a two-thirds interest of the limited partners of the Partnership, the General Partner shall not amend the Agreement, unless such amendment does not, in the good faith opinion of the General Partner, adversely affect the limited partners of the Partnership (the "Limited Partners") in any material respect; and

          WHEREAS, the Special Committee has determined that this Amendment does not adversely affect the Limited Partners in any material respect.

          NOW THEREFORE, intending to be legally bound, the Agreement is hereby amended as follows:

          1. Section 3.1 of the Agreement is hereby amended in its entirety as follows:

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               Quarterly Incentive Compensation.  If Quarterly Cash To Be
               --------------------------------
               Distributed for any calendar quarter exceeds the Aggregate Target Quarterly Amount, the Partnership shall, subject to Section 3.3, pay the General Partner incentive compensation equal to the sum of (a) 25% of the portion of the Quarterly Cash To Be Distributed which (i) exceeds $.65 per LP Unit and (ii) is not more than $.70 per LP Unit; (b) 30% of the portion of the Quarterly Cash To Be Distributed which (i) exceeds $.70 per LP Unit and (ii) does not exceed $.80 per LP Unit; (c) 40% of the portion of the Quarterly Cash To Be Distributed which (i) exceeds $.80 per LP Unit per quarter and (ii) does not exceed $.90 per LP Unit; and (d) 50% of the portion of the Quarterly Cash To Be Distributed which exceeds $.90 per LP Unit per quarter.

          2. All terms used herein but not otherwise defined herein shall have the meaning set forth for such terms in the Agreement.

          3. Any provision of the Agreement which is inconsistent with the provisions of this Amendment shall be deemed amended to effectuate the intention expressed herein. Every other provision of the Agreement shall remain unchanged and in full force and effect.

          4. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

          IN WITNESS WHEREOF, this Amendment has been executed as of the day and year first above written.


                                    BUCKEYE MANAGEMENT COMPANY,
                                    as General Partner


                                    By:___________________________
Name:
                                       Title:

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                                    BUCKEYE PARTNERS, L.P.


                                    By:___________________________
                                       Name:
                                       Title:


                                    AMERICAN FINANCIAL GROUP, INC.


                                    By:___________________________
                                       Name:
                                       Title:

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